SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC. (Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Information provided under Item 12 — Results of Operations and Financial Condition)
Signature
Ex-99.1 Press Release dated October 16, 2003

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     c)  Exhibits

99.1	Press Release dated October 16, 2003 (Q3 Financial Results)

Item 9. Regulation FD Disclosure (Information provided under Item 12 — Results of Operations and Financial Condition)

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

     On October 16, 2003 we announced consolidated financial results for the quarter ended September 28, 2003. The press release announcing the results is filed as an exhibit to, and incorporated by reference in, this report.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: October 16, 2003	/s/ Robin A. Sawyer

Robin A. Sawyer Vice President, Corporate Controller (Principal Accounting Officer and Duly Authorized Officer)